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                                                                    EXHIBIT 10.1


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         AGREEMENT, made as of the ___ day of January , 2000, by and among blaxxun interactive, Inc., a Delaware corporation (the "Company"), those persons listed on the signature page as the Series A Stockholders (the "Series A Holders"), those persons listed on the signature page as the Series B Stockholders (the "Series B Holders"), those persons listed on the signature page as the Series C Stockholders (the "Series C Holders"), those persons listed on the signature page as the Series D Stockholders (the "Series D Holders"), those persons listed on the signature page as the Series E Stockholders (the "Series E Holders"), and those persons listed on the signature page as the Series F Stockholders (the "Series F Holders, and together with the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, and the Series E Holders, the "Preferred Holders").

         WHEREAS, the Company, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders and the Series E Holders are parties to that certain Amended and Restated Registration Rights Agreement, dated as of March 24 , 1999 (the "Old Agreement");

         WHEREAS, the Series A Holders own 502,500 shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"), the Series B Holders own 400,000 shares of the Company's Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred"), the Series C Holders own 798,910 shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred"), the Series D Holders own 1,976,000 shares of the Company's Series D Preferred Stock, $.01 par value per share (the "Series D Preferred"), the Series E Holders own 375,000 shares of the Company's Series E Preferred Stock , $.01 par value per share (the "Series E Preferred") and the Series F Holders are acquiring up to 3,400,000 shares of Series F Preferred Stock, $.01 par value per share (the "Series F Preferred, "and together with the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred, the "Preferred Stock") pursuant to the Series F Preferred Stock Purchase Agreement, dated as of January __, 2000, by and among the Company and the Series F Holders (the "Purchase Agreement"),

         WHEREAS, the Preferred Stock is convertible into shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), under certain circumstances as more fully set forth in the Company's Certificate of Incorporation, as amended to date; and

         WHEREAS, the Company and the Preferred Holders desire to amend and restate the Old Agreement in connection with the consummation of the transactions contemplated by the Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

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         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Act.

         "Common Stock" shall mean the Company's Common Stock, $.01 par value per share.

         "Company" means blaxxun interactive, Inc., a Delaware corporation, and its successors and assigns, including any successors by merger.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Holder" means any person who is then the record owner of Registrable Securities which have not been sold to the public.

         "Preferred Stock" shall mean the Company's (i) Series A Preferred Stock , par value $.01 per share, (ii) Series B Preferred Stock, par value $.01 per share, (iii) Series C Preferred Stock, par value $.01 per share, (iv) Series D Preferred Stock, par value $.01 per share, (v) Series E Preferred Stock, par value $.01 per share and (vi) Series F Preferred Stock, par value $.01 per share.

         "Registrable Securities" shall mean all shares of Common Stock of the Company issued or issuable upon conversion of the Preferred Stock owned by the Preferred Holders; excluding Common Stock which (a) has been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) has been publicly sold pursuant to Rule 144 under the Securities Act or (c) is then immediately available for sale pursuant to Rule 144 under the Securities Act.

         The term "register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities.

         2.       Required Registration.

                  (a) At any time after the earlier of the initial public offering of the Company's Common Stock or three years after the date hereof, the Holders of Registrable Shares constituting at least 20% of the Registrable Shares then outstanding may request that the Company register under the Securities Act all or any portion of the Registrable Shares held by such requesting Holder or Holders for sale in the manner specified in such notice provided, however, that the Registrable Shares for which registration has been requested shall constitute at


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least 20% of the total Registrable Shares outstanding (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Holders of Registrable Shares shall have been entitled to join pursuant to Sections 3 or 4 hereof and in which there shall have been effectively registered all shares of Registrable Shares as to which registration shall have been requested.

                  (b) Following receipt of any notice under this Section 2, the Company shall immediately notify all Holders of Registrable Shares from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of Registrable Shares specified in such notice (and in all notices received by the Company from other Holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Holders of a majority of the Registrable Shares to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Registrable Shares pursuant to this
Section 2 on two occasions only; provided, however, that unless (i) the registration statement is withdrawn and such withdrawal is not attributable to adverse information concerning the Company's operations, condition or prospects or (ii) the number of Registrable Shares covered thereby is reduced, in either case at the request of Holders of Registrable Shares covered thereby, such obligation shall be deemed satisfied only when the registration statement covering all Registrable Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Shares shall have been sold pursuant thereto. The Company, not more than once in any period of twelve consecutive months, may defer the effectiveness of such registration for up to one hundred eighty (180) days from the date of the notice of request is received, upon determination by the Board of Directors that such registration would be detrimental to the Company.

                  (c) The Company shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Shares to be sold. If Common Stock is included by the Company for its own account and such Common Stock constitutes at least 51% of the total shares covered by the registration statement filed pursuant to this Section 2, such registration will be deemed to have been completed pursuant to Section 3 hereof and not this Section 2. Except for registration statements on Form S-4 or Form S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other Holders, from the date of receipt of a notice from requesting


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Holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

         3. Incidental Registration. If the Company at any time (other than pursuant to Section 2 or Section 4) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, Form S-8, their respective successor forms, or another form not available for registering the Registrable Shares for sale to the public), each such time it will give written notice to all Holders of outstanding Registrable Shares of its intention so to do. For a period of five (5) years following such registration, the Company shall, upon the written request of any such Holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Registrable Shares (which request shall state the intended method of disposition thereof), use its best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such Registrable Shares so registered. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Common Stock to be included in such an underwriting may be reduced (pro rata among the requesting Holders based upon the number of shares of Common Stock owned by such Holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the Holders of Registrable Shares (other than as provided in Section 6).

         4.       Registration on Form S-3.

                  (a) If at any time (i) a Holder or Holders of Registrable Shares requests that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Shares held by such requesting Holder or Holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and
(ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of Registrable Shares specified in such notice. Whenever the Company is required by this Section 4 to use its reasonable best efforts to effect the registration of Registrable Shares, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all Holders of Registrable Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration; provided, however, that there shall be no limitation on the number or registrations on Form S-3 which may be issued and obtained under this Section 4; and provided, further, however, that the requirements contained in the first sentence of Section 2(a) shall not apply to any registration on Form S-3 which may be requested under this Section 4.


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                  (b) The Company shall not be obliged to effect any
registration, qualification or compliance, pursuant to this Section 4 if: (i) Form S-3 (or any successor form to Form S-3 regardless of its designation) is not available for such offering by the Holders; (ii) the aggregate net offering price (after deduction of underwriting discounts and commissions) of the Registrable Securities specified in such request is not at least $1,000,000;
(iii) the Company has already effected one registration on Form S-3 within the previous six-month period; or (iv) the Company shall furnish to the Holders a certificate signed by the president of the Company stating that, in the good faith judgment of the Board of Directors, it would not be in the best interests of the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration for a period of not more than one hundred eighty (180) days after receipt of the request of the Holder or Holders under this Section 4; provided, however, that the Company shall not utilize this right more than once in any twelve-month period.

         5. Expenses. The Company shall pay all out-of-pocket costs in connection with any registration pursuant to this Agreement. The costs and expenses of any such registration shall include, without limitation, the fees and expenses of the Company's counsel and its accountants and all other out-of-pocket costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the "blue sky" laws of various jurisdictions, the fees and expenses of the Company's transfer agent, the fees and expenses of one counsel for the Holders, expenses of all marketing and promotional efforts requested by the managing underwriter and all other costs and expenses of complying with the foregoing provisions hereof with respect to such registration. The Holders shall bear underwriting discounts, selling commissions and transfer taxes with respect to the shares sold by them pursuant to the registration.

         6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such Holders:

                  (a) Keep such registration effective for a period of 90 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws. If at any time the Commission should institute or threaten to institute any proceedings for the purpose of issuing, or should issue a stop order suspending the effectiveness of any such registration statement, the Company will promptly notify the Holder and will use reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible;


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                  (b) Use its best efforts to register or qualify the
Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling shareholders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

                  (c) Furnish such number of prospectuses and other documents incident thereto as a Holder or the underwriter from time to time may reasonably request;

                  (d) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and is entered into by the Holder and provided further that, if the underwriter so requests, the underwriting agreement will contain customary contribution provisions on the part of the Company;

                  (e) To the extent then permitted under applicable professional guidelines and standards, use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders, and provide copies thereof to the Holders; and

                  (f) Permit the counsel to the selling shareholders whose expenses are being paid pursuant to Section 4 hereof to inspect and copy such corporate documents as he may reasonably request.

         7.       Indemnification.

                  (a) The Company will, and hereby does, indemnify and hold harmless each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person


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who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is (x) based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon information furnished in writing to the Company by the Holders or any underwriter or any controlling person of the Holders or any such underwriter specifically for use therein, or (v) made in any preliminary prospectus, if the prospectus contained in the registration statement as declared effective or in the form filed by the Company with the Commission pursuant to Rule 424 under the Securities Act shall have corrected such statement or omission, ample copies of such prospectus (together with a statement that such corrected prospectus must be used in lieu of all prior prospectuses) shall have been provided by the Company to the Holders or underwriter, and a copy of such prospectus shall not have been sent or otherwise delivered to such person by the Holders or underwriter at or prior to the confirmation of such sale to such person.

                  (b) By requesting registration under this Agreement each Holder shall agree in the same manner and to the same extent as set forth in the preceding paragraph, to indemnify and to hold harmless the Company and its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) of any shares offered by the Holders, against any such claim, loss, damage, liability or expense, joint or several, to which any of such persons may be subject under the Securities Act or otherwise, and to reimburse any of such persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such claim, loss, damage, liability or expense, but only to the extent it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission of a material fact in any registration statement under which the Holders' shares were registered under the Securities Act pursuant to this Agreement, any prospectus contained therein, or any amendment or supplement thereto, which was based upon and made in conformity with information furnished in writing to the Company by the Holders or such underwriter expressly for use therein; provided however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon the sales of the securities.

                  (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. The failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 6, except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof and in no event shall such failure relieve the underlying party from any other liability which it may have to such indemnified party. The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its


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expense, notwithstanding the assumption of such defense by the Indemnifying
Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and
(ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

                  (d) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 2 or 3 which imposes indemnification or contribution obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Section 2 or 3 if a Holder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

         8. Lock-up Agreement. If requested by the underwriter in any registered public offering by the Company, the Holder agrees not to sell or otherwise transfer any Registrable Securities for such period of time after the date of such offering as may be requested by the underwriter, but in no event to exceed 180 days from the close of the initial registered public offering and 90 days from the close of any subsequent registered public offering, provided that all executive officers and directors of the Company enter into similar agreements.

         9. Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement or otherwise required by applicable state or federal securities laws.

         10. Limitations on Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent by the holders of at least a majority of the then outstanding shares of Preferred Stock, enter into any agreement with any holder or prospective holder of any securities of the Company which would give any such holder or prospective holder
(a) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities


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owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities or reduce the offering price thereof; or (b) the right to require the Company to initiate any registration of any securities of the Company.

         11. Exception to Registration. The Company shall not be required to effect a registration under this Agreement if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders of Registrable Securities, such Holders may sell without registration under the Act all Registrable Securities for which they requested registration under the provisions of the Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold, or (ii) the Company shall have obtained from the Commission a "no-action" letter to that effect; provided that this Section 10 shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until after the effective date of the Company's initial registration of shares under the Act. Notwithstanding the foregoing, in no event shall the provisions of this
Section 10 be construed to preclude a Holder of Registrable Securities from exercising rights under Section 3 for a period of three years after the effective date of the Company's initial registration of shares under the Act.

         12. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Act) to the public without registration, the Company agrees to:

                  (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                  (c) so long as a Holder owns any restricted securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.


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         13.      Listing Application. If shares of any class of stock of the
Company shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Holder.

         14. Damages. The Company recognizes and agrees that the Holder of Registrable Securities shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder of Registrable Securities shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

         15. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government by which the Company or any of its properties or assets is bound, the Certificate of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which the Company or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         16.      Miscellaneous.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telecopied or sent by other facsimile method addressed as follows:

                  If to the Company, or a Holder, at the address of such party set forth on Schedule I hereto or the most recent address as is shown on the stock records of the Company; and

                  If to any subsequent Holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such Holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the


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         case of a Holder of Registrable Securities) or to the Holders of
         Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws principles thereof.

                  (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the then outstanding Registrable Securities, except that any amendment or waiver to Section 3 hereof which does not similarly affect all Holders will require the written consent of all Holders of at least two-thirds of the outstanding Registrable Securities.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (g) This Agreement contains the entire agreement between the Company and the Preferred Holders with respect to registration rights and supersedes all prior agreements relating to the same subject matter (in particular, this Agreement shall supersede and replace (i) Section 8 of the Second Amended and Restated Founders' Agreement, entered into as of July 31, 1996, as amended from time to time, by and among the Company, CMG Information Services, Inc., CMG@Ventures, Inc., certain founders of the Company and EBIT Eigenkapital Beteiligungsgesellschaft fuer Innovative Techologieunterneehmen Gesellschaft Buergerlichen Rechts, with limitation of liability and (ii) the Old Agreement).

                [Remainder of the Page Intentionally Left Blank]

         IN WITNESS WHEREOF, this Agreement has been executed by duly authorized representation of each of the signatories hereto as of the date and year first above written.

                                      COMPANY:

                                      BLAXXUN INTERACTIVE, INC.


                                      By: ________________________
                                          Name:
                                          Title:


                                      SERIES A HOLDERS:

                                      CMG@VENTURES, INC.


                                      By: ________________________
                                          Name:
                                          Title:


                                      SERIES B HOLDERS:

                                      EBIT EIGENKAPITAL
                                      BETEILIGUNGSGESELLSCHAFT FUER INNOVATIVE
                                      TECHOLOGIEUNTERNEHMEN GESELLSCHAFT
                                      BUERGERLICHEN RECHTS,
                                      WITH LIMITATION OF LIABILITY


                                      By:________________________________
                                         Name:    Klaus Hufnagel/Heydan von
                                                  Frankenberg
                                         Title:   Directors

                                      SERIES C HOLDERS:

                                      BLAXXUN BETEILIGUNGSGESELLSCHAFT
                                      BUERGERLICHEN RECHTS MIT
                                      HAFTUNGSBESCHRAENKUNG

                                      By:________________________________
                                         Name:    Stefan Graber
                                         Title:   Chief Executive Officer


                                      BLAXXUN VERMOEGENSVERWALTUNGS-
                                      GESELLSCHAFT BUERGERLICHEN RECHTS
                                      MIT HAFTUNGSBESCHRAENKUNG

                                      By:________________________________
                                         Name:    Heydan von Frankenberg
                                         Title:   Chief Executive Officer


                                      KLINK, JELKO, DR. DEHMEL
                                      WERTPAPIERDIENSTLEISTUNGS AG

                                      By:________________________________
                                         Name:    Dr. Dehmel
                                         Title:   Chief Executive Officer

                                      -----------------------------------
                                      Moni Malek, individually


                                      -----------------------------------
                                      Christian Sprenger, individually


                                      CMG@VENTURES, INC.


                                      By: ________________________
                                          Name:
                                          Title:

                                      KONSORTIUM AG


                                      By:__________________________
                                         Name:
                                         Title:

                                      SERIES D HOLDERS:

                                      -----------------------------------
                                      Franz W. Buchenberger


                                      -----------------------------------
                                      Bernd-Michael Habermeyer

                                      -----------------------------------
                                      Ingrid Buchenberger


                                      -----------------------------------
                                      Rainer Heigenmoser


                                      -----------------------------------
                                      Kristof Nast-Kolb


                                      -----------------------------------
                                      Robert Schoeller


                                      -----------------------------------
                                      Thilo Schwerdfeger

                                      -----------------------------------
                                      Claudia Rockwell

                                      SERIES E HOLDERS:

                                      ------------------------------
                                      Otto Dauer

                                      ------------------------------
                                      Thomas Metz


                                      ------------------------------
                                      Siegfried Piel

                                      ------------------------------
                                      PRIME ASSET MANAGEMENT


                                      ------------------------------
                                      Dieter Pfundt


                                      SERIES F HOLDERS: